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                                                                    EXHIBIT 10.2

                          COMMERCIAL GUARANTY AGREEMENT


                  This Commercial Guaranty Agreement (this "Agreement") is made and entered into effective as of February 15, 1999 (the "Effective Date"), by LAKES GAMING, INC., a Minnesota corporation (herein sometimes referred to as "Lakes"), GRAND CASINOS OF LOUISIANA, LLC - COUSHATTA, a Minnesota limited liability company (herein sometimes referred to as "Grand Casinos/Coushatta") [Lakes and Grand Casinos/Coushatta are herein referred to individually as a "Guarantor" and collectively as the "Guarantors"]) in favor of HIBERNIA NATIONAL BANK (the "Lender"), guaranteeing the Indebtedness (as hereinafter defined) of the COUSHATTA TRIBE OF LOUISIANA and the COUSHATTA TRIBE OF LOUISIANA BUILDING AUTHORITY (collectively the "Borrower" whether one or more).


                              W I T N E S S E T H:

                  FOR VALUE RECEIVED, and in consideration of and for credit and financial accommodations extended, to be extended, or continued to or for the account of the above named Borrower, each of the undersigned Guarantors, whether one or more, hereby jointly, severally and solidarily, agrees as follows:

         SECTION 1. Guaranty of Borrower's Indebtedness. Each Guarantor does hereby absolutely and unconditionally guarantee the prompt and punctual payment of all of the indebtedness, including principal, interest, attorneys' fees and other amounts, of the Borrower to Lender incurred by the Borrower: (a) pursuant to that certain Commercial Loan Agreement dated as of May 1, 1997, between Borrower, as borrower, and Lender, as lender, under the terms of which Lender agreed to loan to Borrower the principal sum of Twenty- Five Million and No/100 Dollars ($25,000,000.00), as amended by that certain First Amendment to Commercial Loan Agreement dated ________, 1998, and by that certain Second Amendment to Commercial Loan Agreement dated ________, 1998 (collectively, the "Loan Agreement"); and (b) pursuant to that certain Promissory Note (the "Note") also dated as of May 1, 1997, executed by the Borrower in favor of the Lender in the original principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) in connection with the Loan Agreement, as amended by that certain First Allonge to Promissory Note dated ________, 1998 and as amended by that certain Second Allonge to Promissory Note dated ________, 1998 (all such indebtedness referred to herein as the "Indebtedness"). Notwithstanding anything to the contrary contained herein, the maximum amount of Indebtedness secured hereby is Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the "Maximum Amount").

         SECTION 2. Joint, Several and Solidary Liability. Each Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction or purchase of all of Borrower's Indebtedness shall be on a "joint and several" and "solidary" basis with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of all of Borrower's Indebtedness, up to the Maximum Amount. In the event that there is more than one guarantor under this Agreement, or in the event that there are other guarantors, endorsers, or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liabilities hereunder shall be on


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a "joint and several" and "solidary" basis along with such other guarantor or guarantors, endorsers and/or sureties.

         SECTION 3. Duration. This Agreement and each Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as all of Borrower's Indebtedness shall be paid, performed and/or satisfied in full, in principal, interests costs and attorney's fees, and the Loan Agreement terminated.


         SECTION 4. Default by Borrower.

         A. Should an Event of Default as defined in the Loan Agreement occur, Lender shall notify each of the Guarantors of such an event. Guarantors shall have the right (but not the obligation) to attempt to remedy an Event of Default within the time periods specified in the Loan Agreement. Such notice shall be given to Guarantors concurrently with notice thereof being given to the Borrower under the Loan Agreement. Guarantors may attempt to remedy such an Event of Default and, if Guarantors cure such an Event of Default, Lender will accept such a cure thereof by Guarantors.

         B. Should an Event of Default as defined in the Loan Agreement occur and not be timely cured, each Guarantor unconditionally and absolutely agrees to pay within one-hundred and twenty days after Lender notifies the Guarantors of such an Event of Default the full unpaid amount of all of Borrower's Indebtedness guaranteed hereunder. Such payment or payments shall be made at Lender's offices as specified in the Loan Agreement immediately following demand by Lender. Each Guarantor hereby waives notice of acceptance of this Agreement and of any Indebtedness to which it applies or may apply. Each Guarantor further waives presentment and demand for payment of Borrower's Indebtedness, notice of dishonor, notice of intention to accelerate, protest and notice of protest, collection or institution of any suit or other action by Lender in collection. Each Guarantor additionally waives any and all rights and pleas of division and discussion as provided under Louisiana law, as well as, to the degree applicable, any similar rights as may be provided under the laws of any other state.

         SECTION 5. Guarantor's Subordination of Rights. In the event that a Guarantor should for any reason (A) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (B) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (C) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, each such Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and


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satisfaction of Borrower's then remaining Indebtedness, until such time as
Borrower's Indebtedness is fully paid and satisfied. So long as no Event of Default as defined in the Loan Agreement exists, Guarantor may be repaid by Borrower as to any subordinated debt permitted by the Loan Agreement. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Indebtedness. Notwithstanding the foregoing, unless and until Lender notifies Guarantors of an Event of Default pursuant to Section 4(A), each Guarantor may continue to receive from the Borrower any scheduled payments due under existing indebtedness owed by the Borrower to the Guarantors.

         SECTION 6. Covenants Relating to the Indebtedness. No course of dealing between Lender and Borrower (or any other Guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies, or any other agreement or agreements by and between Lender and Borrower (or any other Guarantor, surety or endorser) shall have the effect of impairing or releasing any Guarantor's obligations and liabilities to Lender or of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being each Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Each Guarantor further agrees that, should Borrower default under any of Borrower's Indebtedness, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

         SECTION 7. No Release of Guarantor. Each Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

                  A. Insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or any other guarantor, surety or endorser of any of Borrower's Indebtedness;

                  B. Partial payment or payments of any amount due and/or outstanding under any of Borrower's Indebtedness;

                  C. Any payment by Borrower or any other party to Lender is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Lender is required to refund such payment or pay such amount to Borrower or to any other person;



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                  D.       Any dissolution of Borrower or any sale, lease or
                           transfer of all or any part of Borrower's assets; and/or

                  E. Any failure of Lender to notify Guarantor of the acceptance of this Agreement or of the making of loans or other extensions of credit in reliance on this Agreement.

This Agreement and each Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated if a release or discharge has occurred, as the case may be, if at any time any payment or part thereof to Lender with respect to any of Borrower's Indebtedness is rescindedor must otherwise be restored by Lender pursuant to 25 U.S.C. 81 et seq. or to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and each Guarantor's obligations and liabilities hereunder shall automatically be renewed or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge was never granted. It is the intention of Lender and each Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance of such obligations and liabilities and then only to the extent of such performance.

         SECTION 8. Representations and Warranties. Each Guarantor represents and warrants to the Lender that:

                  A. To the best of its knowledge, the execution and delivery of this Agreement will not result in any violation of, or be in conflict with, or constitute a default under any mortgage, indenture, deed of trust, security agreement, lease, contract, agreement, instrument, obligation, judgment, decree, order, statute, regulation, or rule applicable to such Guarantor;

                  B. This Agreement is valid, enforceable, and binding upon the Guarantor in accordance with its terms, conditions, and provisions; and

                  C. Each Guarantor has received and reviewed an executed copy of the Loan Agreement.

         SECTION 9. Enforcement of Guarantor's Obligations and Liabilities. Subject to the provision of Section 4 hereof, each Guarantor agrees that following the occurrence of an Event of Default as defined in the Loan Agreement, should Lender deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Agreement, Lender may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect Borrower's Indebtedness from Borrower or from any other guarantor, surety or endorser, whether through filing of suit or otherwise, (ii) attempting to exercise against any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness, whether through the filing of an appropriate foreclosure action or otherwise, or (iii) including Borrower or any other guarantor, surety or endorser of any of Borrower's Indebtedness as an additional party

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defendant in such a collection action against Guarantor. If there is more than one guarantor under this Agreement, each Guarantor additionally agrees that Lender may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Lender against any other Guarantor under this Agreement. In the event that Lender should ever deem it necessary to refer this Agreement to an attorney-at-law for the purpose of enforcing Guarantor's obligations and liabilities hereunder, or of protecting or preserving Lender's rights hereunder, each Guarantor agrees to reimburse Lender for the reasonable fees of such an attorney. Each Guarantor additionally agrees that Lender shall not be liable for failure to use diligence in the collection of any of Borrower's Indebtedness or any collateral security therefor, or in creating or preserving the liability of any person liable on any such Indebtedness, or in creating, perfecting or preserving any security for any such Indebtedness.

         SECTION 10. Environmental Condition. Neither Guarantor is obligated pursuant to this Agreement to remediate any environmental or other condition located in, or on the Property (as defined in the Loan Agreement).

         SECTION 11. No Changes. Lender shall not alter, change or amend the Loan Agreement, the Note or the other documents executed by the Borrower and/ or Lender in connection therewith, without the prior written consent of the Guarantors.

         SECTION 12. Additional Documents. Upon the reasonable request of Lender, each Guarantor will, at any time, and from time to time, duly execute and deliver to Lender any and all such further instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender, to further evidence or perfect this Agreement, provided that the foregoing does not expand the scope of the Guarantors' obligation or limit Guarantors' rights hereunder.

         SECTION 13.  Transfer of Indebtedness.

                  A. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of any of Borrower's Indebtedness hereby guaranteed and this Agreement shall be transferrable and negotiable, with the same force and effect and to the same extent as Borrower's Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by Lender of any of Borrower's Indebtedness hereby guaranteed, the legal holder of such Indebtedness shall have all of the rights granted to Lender under this Agreement.

                  B. Each Guarantor hereby recognizes and agrees that Lender may, from time to time, one or more times, transfer any portion (but not all) of Borrower's Indebtedness to one or more third parties provided that the Lender retains a portion of the Indebtedness. Such transfers may include, but are not limited to, sales of a participation interest in such Indebtedness in favor of one or more third party lenders, provided that the Lender remains the lead or agent bank. Each Guarantor specifically agrees and consents to all such transfers and assignments and each Guarantor further waives any

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                           subsequent notice of and right to consent to any such
                           transfers and assignments as may be provided under applicable Louisiana law. Each Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation interest.

         SECTION 14. Notice. Lender agrees to deliver to each Guarantor a copy of each and every written notice Lender is required to deliver to Borrower under the Loan Agreement and the Loan Documents (as that term is defined in the Loan Agreement). Lender shall deliver such notices to the Guarantors in the manner required by the Loan Agreement, to the following address:


                  Lakes Gaming, Inc.
                  130 Chesire Lane
                  Minnetonka, MN 55305

                  Grand Casinos of Louisiana, LLC - Coushatta
                  Post Office Box 1510
                  Kinder,  LA  70648

         SECTION 15. Subrogation. In the event Guarantors, or any of them, pays to Lender all sums due under Borrower's Indebtedness up to the Maximum Amount, then immediately upon such payment, the paying Guarantor or Guarantors, as the case may be, shall automatically subrogate to any and all rights and remedies available to Lender against Borrower under the Loan Agreement and the Loan Documents.

         SECTION 16.    Miscellaneous.

                  A. Construction. The provisions of this Agreement shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty or other agreements by Guarantor (or any one or more of them), in favor of Lender or assigned to Lender by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Lender from enforcing any and all such other guaranties or agreements in accordance with their respective terms.

                  B. Amendment. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only to the specific instance and for the specific purpose for which given.

                  C. Successors and Assigns Bound. Each Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Agreement shall also inure to

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the benefit of Lender's successors and assigns, as well as to any and all subsequent holder or holders of any of Borrower's Indebtedness subject to this Agreement.



                  D. Caption Headings. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

                  E. Governing Law. This Agreement shall be governed and construed in accordance with the substantive laws of the State of Louisiana.

                  F. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  G. Consent to Jurisdiction. EACH GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE STATE COURTS OF LOUISIANA AND THE FEDERAL COURTS IN LOUISIANA, AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR BROUGHT TO ENFORCE THE PROVISIONS OF THIS AGREEMENT MAY BE BROUGHT IN ANY COURT HAVING SUBJECT MATTER JURISDICTION.

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement in favor of Lender on the date shown below the following signatures, but effective as of the Effective Date.

WITNESSES:            LAKES GAMING, INC

                      By:/s/ Timothy Cope
----------------         ----------------
                         Timothy Cope, Its Chief Financial Officer
----------------         Date:  March 5, 1999



                      GRAND CASINOS OF LOUISIANA, LLC -- COUSHATTA

                      By:/s/ Timothy Cope
----------------         ----------------
                         Timothy Cope, Its Chief Financial Officer
----------------         Date:  March 5, 1999






ACCEPTED:



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HIBERNIA NATIONAL BANK

By:
   ---------------------------

   ---------------------------

Date:
     --------------------------








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STATE OF MINNESOTA,
COUNTY OF __________.

                  On this         day of                      , 1998, before me
appeared  TIMOTHY COPE, to me known, who, being by me duly sworn, did say:

                  That he is the Chief Financial Officer of LAKES GAMING, INC., a Minnesota corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said Appearer acknowledged said instrument to be the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                          -------------------------------
                                            NOTARY PUBLIC in and for

                                               -------------------.


STATE OF MINNESOTA,
COUNTY OF __________.

                  On this         day of                      , 1998, before me
appeared  TIMOTHY COPE, to me known,  who, being by me duly sworn, did say:

                  That he is the Chief Financial Officer of GRAND CASINOS OF LOUISIANA, LLC-- COUSHATTA, a Minnesota limited liability company, and that the foregoing instrument was signed in behalf of said limited liability company by authority of its Members, and said Appearer acknowledged said instrument to be the free act and deed of said limited liability company.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ---------------------------------

                                           NOTARY PUBLIC in and for

                                            -------------------.